Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies

Note 18 — Commitments and contingencies

Operating lease commitments

For the details on future minimum lease payments under the non-cancelable operating leases as of December 31, 2025, please refer to a section headed “operating lease right-of-use assets and operating lease liabilities” set forth in the Note 8 to the Consolidated Financial Statements.

Capital commitments

As of December 31, 2025, the Company did not have any capital commitments.

Legal proceedings

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of December 31, 2025, and through the issuance date of these consolidated financial statements.

On December 9, 2025, the Government of Malaysia, for and on behalf of the Inland Revenue Board of Malaysia, commenced a civil suit against MMSB at the Kuala Lumpur High Court for the claim of MYR 1,233,585 for MMSB’s default in furnishing its tax return for the Year of Assessment 2023. A Judgement in Default was awarded against MMSB whereby MMSB is liable to pay to the Inland Revenue Board of Malaysia the sum of RM 1,233,585, together with interest calculated at the rate of 5% from the date of the judgement until the date of full payment, and cost. We intend to negotiate with the Inland Revenue Board of Malaysia on the settlement of the judgment sum.